                                                                    Exhibit 10.4


                          MBIA INSURANCE CORPORATION

                      FINANCIAL GUARANTY INSURANCE POLICY

                               January 25, 2001

                                                                Policy No. 34115


Re:                        CarMax Auto Owner Trust 2001-1, Class A-1, Class A-2,
---                        Class A-3 and Class A-4 Asset-Backed Notes
                           (collectively, the "Notes") and Asset-Backed
                                               -----
                           Certificates (the "Certificates" and together with
                                              ------------
                           the Notes, the "Securities");
                                           ----------

Insured                    Obligation of CarMax Auto Owner Trust 2001-1 (the
-------
Obligation:                "Trust") to pay servicing fees and interest on and
----------                  -----
                           the principal of the Securities.

Beneficiary:               Bankers Trust Company, as indenture trustee under the
-----------
                           Agreement (as defined below) (together with any
                           successor trustee duly appointed and qualified under
                           the Agreement) (the "Indenture Trustee") on behalf of
                                                --------- -------
                           the Noteholders and the Certificateholders.

     MBIA INSURANCE CORPORATION ("MBIA"), for consideration received, hereby
                                  ----
unconditionally and irrevocably guarantees to the Beneficiary, subject only to the terms of this Policy (the "Policy"), payment of the Insured Obligation.
                               ------
MBIA agrees to pay to the Beneficiary:

     (x) with respect to any Distribution Date, the sum of (i) Total Servicing Fee for the preceding Collection Period, (ii) Total Note Interest for such Distribution Date, and (iii) Total Certificate Interest for such Distribution Date (in each case, after giving effect to any distributions of Available Collections and any funds withdrawn from the Reserve Account to pay such amounts with respect to such Distribution Date); and

     (y)  with respect to any Distribution Date, the lesser of (i) the sum of
(a) Monthly Note Principal for such Distribution Date and (b) Monthly Certificate Principal for such Distribution Date (in each case, after giving effect to any distributions of Available Collections and any funds withdrawn from the Reserve Account to pay such principal with respect to such Distribution
Date) and (ii) the Net Principal Policy Amount (after giving effect to any funds withdrawn from the Reserve Account to pay principal to the Noteholders and the Certificateholders with respect to such Distribution Date); and

provided, however, that no payment under this Policy with respect to any
--------  -------
Distribution Date shall exceed the Policy Amount for such Distribution Date, and provided further, that with respect to an Avoided Payment, the Policy Amount
-------- -------
shall be calculated without regard to clause (x)(A)(i) of the definition thereof. This Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of such liability).

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture dated as of January 1, 2001 between the Trust and the Indenture Trustee (the "Agreement"). As used herein,
                                                  ---------
the term "Policy Amount" shall mean, with respect to any Distribution Date,
          -------------

     (x) the sum of (A) the lesser of (i) the Note Balance on such Distribution Date plus the Certificate Balance on such Distribution Date (after giving
          ----
     effect to any distribution of Available Collections and any funds withdrawn from the Reserve Account to pay principal to the Noteholders or the Certificateholders with respect to such Distribution Date) and (ii) the Net Principal Policy Amount on such Distribution Date (after giving effect to any funds withdrawn from the Reserve Account to pay principal to the Noteholders or the Certificateholders with respect to such Distribution
     Date), plus (B) Total Note Interest for such Distribution Date, plus (C)
            ----                                                     ----
     Total Certificate Interest for such Distribution Date, plus (D) Total
                                                            ----
     Servicing Fee for the preceding Collection Period; less
                                                        ----

     (y) all amounts on deposit in and available for withdrawal from the Reserve Account on such Distribution Date after giving effect to any funds withdrawn from the Reserve Account to pay principal to the Noteholders or the Certificateholders with respect to such Distribution Date.

     As used herein, the term "Net Principal Policy Amount" shall mean, on any
                               ---------------------------
Distribution Date, the sum of the Note Balance as of the Closing Date plus the
                                                                      ----
Certificate Balance as of the Closing Date, minus all amounts previously drawn
                                            -----
on the Policy or withdrawn from the Reserve Account in either case with respect to Monthly Note Principal or Monthly Certificate Principal.

     As used herein, the term "Insurance Agreement" shall mean the Insurance and
                               -------------------
Reimbursement Agreement, dated as of January 25, 2001 among Pooled Auto Securities Shelf LLC (the "Depositor"), CarMax Auto Superstores, Inc.,
                           ---------
individually, as seller (the "Seller") and as servicer (the "Servicer"), the
                              ------                         --------
Trust, the Indenture Trustee and MBIA.

     As used herein, the term "Insolvency Proceeding" means (i) the
                               ---------------------
commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against the Seller, the Servicer, the Depositor or the Trust, or (ii) the commencement, after the date hereof, of any proceedings by or against the Seller, the Servicer, the Depositor or the Trust for the winding up or liquidation of its affairs or (iii) the consent, after the date hereof, to the appointment of a trustee, conservator, receiver, or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to the Seller, the Servicer, the Depositor or the Trust.

     Subject to the foregoing, if any amount paid or required to be paid in respect of the Insured Obligation is voided (a "Preference Event") under any
                                                ----------------
applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding, and, as a result of such a

Preference Event, the Beneficiary, the Noteholders or the Certificateholders are required to return such voided payment, or any portion of such voided payment made or to be made in respect of the Notes or the Certificates, respectively (an "Avoided Payment"), MBIA will pay an amount equal to each such Avoided Payment,
 ---------------
irrevocably, absolutely and unconditionally and without the assertion of any defenses to payment, including fraud in inducement or fact or any other circumstances that would have the effect of discharging a surety in law or in equity, upon receipt by MBIA from the Beneficiary, the Noteholders or the Certificateholders of (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Beneficiary, the Noteholders or the Certificateholders are required to return any such payment or portion thereof prior to the Termination Date (as defined below) of this Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, in the form of Exhibit D
                 -----------                                      ---------
hereto, irrevocably assigning to MBIA all rights and claims of the Beneficiary,
------
the Noteholders or the Certificateholders relating to or arising under such Avoided Payment and (z) a Notice for Payment in the form of Exhibit A hereto
                                                            ---------
appropriately completed and executed by the Beneficiary, the Noteholders or the Certificateholders. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Beneficiary, the Noteholders or the Certificateholders directly unless such Noteholder or such Certificateholder (as the case may be) has returned principal and interest paid on the Notes or the Certificates (as the case may be) to such receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case such payment shall be disbursed to such Noteholder or such Certificateholder (as the case may be).

     Notwithstanding the foregoing, in no event shall MBIA be obligated to make any payment in respect of any Avoided Payment, which payment represents a payment of interest or the principal amount of the Notes or the Certificates, prior to the time MBIA would have been required to make a payment in respect of such interest or principal pursuant to the first paragraph of this Policy.

     Payment of amounts hereunder shall be made in immediately available funds
(x) pursuant to the first paragraph of this Policy on the later of (a) 12:00 noon, New York City time, on the Distribution Date or (b) 12:00 noon, New York City time, on the Business Day next succeeding presentation to MBIA and State Street Bank and Trust Company, N.A., as Fiscal Agent for MBIA or any successor fiscal agent appointed by MBIA (the "Fiscal Agent") (as hereinafter provided) of
                                     ------------
a notice for payment in the form of Exhibit A hereto ("Notice for Payment"),
                                    ---------          ------------------
appropriately completed and executed by the Beneficiary, and (y) in respect of Avoided Payments prior to 12:00 noon New York City time, on the second Business Day following MBIA's receipt of the documents required under clauses (x) through
(z) of the second preceding paragraph. Any such documents received by MBIA or the Fiscal Agent after 12:00 noon New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by MBIA or the Fiscal Agent, as applicable, prior to 12:00 noon on the next succeeding Business Day. All payments made by MBIA hereunder will be made with MBIA's own funds. A Notice for Payment under this Policy may be presented to the Fiscal Agent and MBIA on any Business Day following the Determination Date in respect of which the Notice for Payment is being presented, by (a) delivery of the original Notice for Payment to the Fiscal Agent and MBIA at its respective addresses set forth below, or (b) facsimile transmission of the original Notice for Payment to the Fiscal Agent and MBIA at its respective facsimile numbers set forth below. If presentation is made by facsimile transmission, the Beneficiary shall (i) simultaneously confirm transmission by telephone to the Fiscal Agent and MBIA at its respective telephone numbers set forth below, and
(ii) as soon as reasonably practicable, deliver the original Notice for Payment to the Fiscal Agent and MBIA at its respective addresses set forth below.

     If any Notice for Payment received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim hereunder, it shall be deemed not to have been received by the Fiscal Agent and MBIA, and MBIA or the Fiscal Agent, shall promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice for Payment.

     Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent or MBIA to the Indenture Trustee on behalf of the Noteholders and the Certificateholders by wire transfer of immediately available funds in the amount of such payment.

     The Fiscal Agent is the agent of MBIA only, and the Fiscal Agent shall in no event be liable to the Noteholders or the Certificateholders for any acts of the Fiscal Agent or any failure of MBIA to deposit or cause to be deposited sufficient funds to make payments due under this Policy.

     MBIA hereby waives and agrees not to assert any and all rights to require the Beneficiary to make demand on or to proceed against any person, party or security prior to the Beneficiary demanding payment under this Policy.

     No defenses, set-offs and counterclaims of any kind available to MBIA so as to deny payment of any amount due in respect of this Policy will be valid and MBIA hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise.

     MBIA shall be subrogated to the rights of the Noteholders and the Certificateholders to receive payments under the Notes and the Certificates to the extent of any payment by MBIA hereunder.

     Any rights of subrogation acquired by MBIA as a result of any payment made under this Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due the Noteholders and the Certificateholders under the Notes and the Certificates. MBIA's obligations under this Policy shall be discharged to the extent funds to pay the Insured Obligation are deposited into the Collection Account, the Note Payment Account or the Certificate Payment Account by the Servicer or the Indenture Trustee, as applicable, in accordance with the Sale and Servicing Agreement (except to the extent such payment is thereafter returned as an Avoided Payment) or disbursed by MBIA as provided in this Policy, whether or not such funds are properly applied by the Beneficiary.

     This Policy is neither transferable nor assignable, in whole or in part, except to a successor trustee duly appointed and qualified under the Agreement. Such transfer and assignment shall be effective upon receipt by MBIA of a copy of the instrument effecting such transfer and assignment signed by the transferor and by the transferee, and a certificate, properly completed and signed by the transferor and the transferee, in the form of Exhibit B hereto (which shall be conclusive evidence of such transfer and
---------
assignment), and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Policy in the transferor's place, provided that, in such case, the Notice for Payment presented hereunder shall be a certificate of the transferee and shall be signed by one who states therein that he is a duly authorized officer of the transferee.

     All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to MBIA with respect to this Policy shall specifically refer to the number of this Policy and shall be made to MBIA at:

          MBIA Insurance Corporation
          113 King Street
          Armonk, N.Y. 10504
          Attention: Insured Portfolio Management,
                         Structured Finance
          Telephone: (914) 273-4545
          Facsimile: (914) 765-3810

or such other address, telephone number or facsimile number as MBIA may designate to the Beneficiary in writing from time to time. Each such notice, presentation, transmission, delivery and communication shall be effective only upon actual receipt by MBIA.

     Any notice hereunder delivered to the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as MBIA shall specify in writing to the Indenture Trustee, the Seller and the Depositor.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006, Attention: Municipal Registrar and Paying Agency,
Facsimile: (212) 612-3201, Telephone: (212) 612-3458 or such other address as the Fiscal Agent shall specify in writing to the Indenture Trustee, the Seller and the Depositor.

     The obligations of MBIA under this Policy are irrevocable, primary, absolute and unconditional (except as expressly provided herein) and neither the failure of the Indenture Trustee, the Depositor, the Seller, the Servicer, the Trust or any other person to perform any covenant or obligation in favor of MBIA (or otherwise), nor the failure or omission to make a demand permitted hereunder, nor the commencement of any bankruptcy, debtor or other insolvency proceeding by or against the Indenture Trustee, the Depositor, the Seller, the Servicer, the Trust or any other person shall in any way affect or limit MBIA's obligations under this Policy. If an action or proceeding to enforce this Policy is brought by the Beneficiary, the Beneficiary shall be entitled to recover from MBIA costs and expenses reasonably incurred, including without limitation reasonable fees and expenses of counsel.

     There shall be no acceleration payment due under this Policy unless such acceleration is at the sole option of MBIA.

     This Policy and the obligations of MBIA hereunder shall terminate on the day (the "Termination Date") on which the earliest of the following occurs: (i)
          ----------------
MBIA receives written
notice, signed by the Beneficiary, substantially in the form of Exhibit C
                                                                ---------
hereto, stating that the Agreement has been terminated pursuant to its terms,
(ii) the date which is one year and one day following the Distribution Date occurring on February 15, 2007 and (iii) the date which is one year and one day following the Distribution Date upon which the later of the final distribution on the Notes or the Certificates is made.

     The foregoing notwithstanding, if an Insolvency Proceeding is existing during the one year and one day period set forth in clauses (ii) or (iii) above, then this Policy and MBIA's obligations hereunder shall terminate on (and the "Termination Date" shall be) the later of (i) the date of the conclusion or dismissal of such Insolvency Proceeding without continuing jurisdiction by the court in such Insolvency Proceeding, and (ii) the date on which MBIA has made all payments required to be made under the terms of this Policy in respect of Avoided Payments.

     This Policy is not covered by the property/casualty insurance fund specified in Article Seventy-Six of the New York State insurance law.

     This Policy sets forth in full the undertaking of MBIA, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment to any other agreement or instrument, or by the merger, consolidation or dissolution of the Trust or any other Person and may not be canceled or revoked by MBIA prior to the time it is terminated in accordance with the express terms hereof. The Premium on this Policy is not refundable for any reason.

     This Policy shall be returned to MBIA upon expiration.

     THIS POLICY SHALL BE CONSTRUED, AND THE


     OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


     IN WITNESS WHEREOF, MBIA has caused this Policy to be duly executed on the date first written above.

                            MBIA INSURANCE CORPORATION



                             By:   /s/ Gary C. Dunton
                                 --------------------

                                  Gary C. Dunton
                                  Vice President

                             By:   /s/ Amy R. Gonch
                                   ----------------

                                   Amy R. Gonch
                                   Assistant Secretary

                                                Exhibit A to Policy Number 34115

MBIA Insurance Corporation
113 King Street
Armonk, New York  10504
Attention: Insured Portfolio Management,
           Structured Finance


                              NOTICE FOR PAYMENT

                           UNDER POLICY NUMBER 34115


     ______________, as indenture trustee (the "Indenture Trustee"), hereby
                                                -----------------
certifies to MBIA Insurance Corporation ("MBIA") with reference to that certain
                                          ----
Policy, Number 34115 dated January 25, 2001 (the "Policy"), issued by MBIA in
                                                  ------
favor of the Indenture Trustee under the Indenture, dated as of January 1, 2001 (the "Agreement") between CarMax Auto Owner Trust 2001-1 and Bankers Trust
      ---------
Company, as indenture trustee, as follows:

     1.   The Indenture Trustee is the Beneficiary under the Policy.

     2. The Indenture Trustee is entitled to make a demand under the Policy [pursuant to Section 4.6(c) of the Sale and Servicing Agreement][as a result of the occurrence of a Preference Event as defined in the Policy].

[For a Notice for Payment in respect of a Distribution Date use the following paragraphs 3,4, and 5.]

     3. This notice relates to the [insert date] Distribution Date. The Policy Amount, as specified to the Indenture Trustee by the Servicer, for such Distribution Date is $________. The amount demanded by this notice for the benefit of the Noteholders and the Certificateholders does not exceed such Policy Amount.

     4. The Indenture Trustee demands payment of $_______ which consists of [Total Servicing Fee in the amount of $_______]; [Total Note Interest in the amount of $___________]; [Total Certificate Interest in the amount of $____________]; [Monthly Note Principal in the amount of $___________]; [and Monthly Certificate Principal in the amount of $_____________].

     5.   The amount demanded is to be paid in immediately available funds to
the Collection Account at             , account number                 [except
that $_____ of such amount is to be paid to the Certificate Payment Account at ____________, account number ____________].

[For a Notice for Payment in respect of an Avoided Payment use the following paragraphs 3, 4, and 5.]

     3. The Indenture Trustee hereby represents and warrants, based upon information available to it, that (i) the amount entitled to be drawn under the
Policy on the date hereof in respect of Avoided Payments is [$               ],
(ii) each Noteholder and Certificateholder with respect to which the drawing is being made under the Policy has paid or simultaneously with such draw on the Policy will pay such Avoided Payment, and (iii) the documents required by the Policy to be delivered in connection with such Avoided Payment have previously been presented to MBIA or are attached hereto.

     4.   The Indenture Trustee hereby demands payment of the Avoided Payment in
the amount of [$          ] and the Indenture Trustee hereby represents and
warrants, based upon information available to it, that such amount is not in excess of the sum of (i) the Policy Amount calculated without regard to clause
(A)(i) of the definition thereof, as of the date hereof, and (ii) interest thereon (which interest is the amount paid to the Noteholders or the Certificateholders on the date the Trust made the payment that has been voided).

     5.   The amount demanded is to be paid in immediately available funds by
wire transfer to [                  ].

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

     Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading Information Concerning Any Fact Material Thereof, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

     IN WITNESS WHEREOF, this notice has been executed this _____ day of______________________ , ___.


__________________, as Indenture Trustee

By:________________________

   Authorized Officer

                                                Exhibit B to Policy Number 34115

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention:  Insured Portfolio Management,
        Structured Finance

Dear Sirs:

     Reference is made to that certain Policy, Number 34115 dated January 25, 2001 (the "Policy") which has been issued by MBIA Insurance Corporation in favor
           ------
of Bankers Trust Company, as Indenture Trustee.

     The undersigned [Name of Transferor] has transferred and assigned (and hereby confirms to you said transfer and assignment) all of its rights in and under said Policy to [Name of Transferee] and confirms that [Name of Transferor] no longer has any rights under or interest in said Policy.

     Transferor and Transferee have indicated on the face of said Policy that it has been transferred and assigned to Transferee.

     Transferee hereby certifies that it is a duly authorized transferee under the terms of said Policy and is accordingly entitled, upon presentation of the document(s) called for therein, to receive payment thereunder.


_________________________
[Name of Transferor]



By:______________________
  [Name and Title of
  Authorized Officer of
  Transferor


_________________________
[Name of Transferee]


By:______________________
  [Name and Title of
  Authorized Officer of
  Transferee]

                                                Exhibit C to Policy Number 34115

MBIA Insurance Corporation
113 King Street
Armonk, New York  10504
Attention: Insured Portfolio Management,
           Structured Finance

Dear Sirs:

     Reference is made to that certain Policy, Number 34115 dated January 25, 2001 (the "Policy"), issued by MBIA in favor of the Indenture Trustee under the
           ------
Indenture dated as of January 1, 2001 between CarMax Auto Owner Trust 2001-1 and Bankers Trust Company, as indenture trustee (the "Indenture Trustee") (the
                                                  -----------------
"Agreement").
----------

     The undersigned hereby certifies and confirms that the Agreement and the Trust have been terminated, with respect to the Noteholders and the Certificateholders, pursuant to their terms and that the Collection Account
contains sufficient funds after taking into account all payments [      ] to pay
in full all payments due under presently outstanding Notes and Certificates (referred to in said Policy) and to pay in full all payments due to MBIA under the Agreement and the Insurance and Reimbursement Agreement dated as of January 25, 2001 among CarMax Auto Superstores, Inc., individually, as Seller and as Servicer, Pooled Auto Securities Shelf LLC, CarMax Auto Owner Trust 2001-1, the Indenture Trustee and MBIA. Accordingly, said Policy is hereby terminated in accordance with its terms. The Indenture Trustee hereby surrenders the Policy to MBIA for cancellation and hereby instructs MBIA to cancel the same, effective on the date of its receipt of this certificate.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.


     IN WITNESS WHEREOF, this notice has been executed this _____ day of______________________ , ____.

__________________, as Indenture Trustee



By:________________________
     Authorized Officer

                                                Exhibit D to Policy Number 34115

                              Form of Assignment

     Reference is made to that certain Policy No. 34115, dated January 25, 2001 (the "Policy") issued by MBIA Insurance Corporation ("MBIA") relating to the
      ------                                          ----
CarMax Auto Owner Trust 2001-1. Unless otherwise defined herein, capitalized terms used in this Assignment shall have the meanings assigned thereto in the Policy or as incorporated by reference therein. In connection with the Avoided
Payment of [$            ] [paid on _________] [which is being paid on the date
hereof]  by the undersigned (the "Holder") and the payment by MBIA in respect of
                                  ------
such Avoided Payment pursuant to the Policy, the Holder hereby irrevocably and unconditionally, without recourse, representation or warranty (except as provided below), sells, assigns, transfers, conveys and delivers all of such Holder's rights, title and interest in and to any rights or claims, whether accrued, contingent or otherwise, which the Holder now has or may hereafter acquire, against any person relating to, arising out of or in connection with such Avoided Payment. The Holder represents and warrants that such claims and rights are free and clear of any lien or encumbrance created or incurred by such Holder./1/



____________________________
Holder of Note or Certificate







_____________________________
     /1/ In the event that the terms of this form of assignment are reasonably determined to be insufficient solely as a result of a change of law or applicable rules after the date of the Policy to fully vest all of the Holder's right, title and interest in such rights and claims, the Holder and MBIA shall agree on such other form as is reasonably necessary to effect such assignment, which assignment shall be without recourse, representation or warranty except as provided above.